                         FORM OF SUBORDINATED INDENTURE

                                   Exhibit 4.2






================================================================================

                               SCI SYSTEMS, INC.,

                                     Issuer

                                       TO

                                ---------------,
                                     Trustee

                                    Indenture

                       Dated as of ______________________

                                ---------------

                          Subordinated Debt Securities

================================================================================

                                TABLE OF CONTENTS

ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..............................................1

   SECTION 101. DEFINITIONS.......................................................................................1
   SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.............................................................13
   SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE...........................................................14
   SECTION 104. ACTS OF HOLDERS..................................................................................15
   SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY............................................................16
   SECTION 106. NOTICE TO HOLDERS; WAIVER........................................................................16
   SECTION 107. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST................................................18
   SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.........................................................18
   SECTION 109. SUCCESSORS AND ASSIGNS...........................................................................18
   SECTION 110. SEPARABILITY CLAUSE..............................................................................18
   SECTION 111. BENEFITS OF INDENTURE............................................................................18
   SECTION 112. GOVERNING LAW....................................................................................18
   SECTION 113. LEGAL HOLIDAYS...................................................................................19
   SECTION 114. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES, STOCKHOLDERS OR INCORPORATES............19

ARTICLE TWO  SECURITY FORMS......................................................................................19

   SECTION 201. FORMS GENERALLY..................................................................................19
   SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION..................................................20
   SECTION 203. SECURITIES ISSUABLE IN GLOBAL FORM...............................................................20
   SECTION 204. FORM OF LEGEND FOR BOOK-ENTRY SECURITIES.........................................................21

ARTICLE THREE  THE SECURITIES....................................................................................22

   SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.............................................................22
   SECTION 302. DENOMINATIONS....................................................................................25
   SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING...................................................25
   SECTION 304. BOOK-ENTRY SECURITIES............................................................................27
   SECTION 305. TEMPORARY SECURITIES.............................................................................28
   SECTION 306. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE..............................................31
   SECTION 307. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.................................................34
   SECTION 308. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED...................................................35
   SECTION 309. INTENTIONALLY LEFT BLANK.........................................................................36
   SECTION 310. PERSONS DEEMED OWNERS............................................................................37
   SECTION 311. CANCELLATION.....................................................................................37
   SECTION 312. COMPUTATION OF INTEREST..........................................................................38
   SECTION 313. CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES.........................................38
   SECTION 314. APPOINTMENT AND RESIGNATION OF SUCCESSOR EXCHANGE RATE AGENT.....................................40
   SECTION 315. CUSIP NUMBERS....................................................................................41

ARTICLE FOUR  SATISFACTION AND DISCHARGE.........................................................................41

   SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE..........................................................41
   SECTION 402. APPLICATION OF TRUST MONEY.......................................................................42

ARTICLE FIVE  REMEDIES...........................................................................................43

   SECTION 501. EVENTS OF DEFAULT................................................................................43
   SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT...............................................44
   SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE..................................45
   SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.................................................................46
   SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES......................................46
   SECTION 506. APPLICATION OF MONEY COLLECTED...................................................................47
   SECTION 507. LIMITATION ON SUITS..............................................................................47

   SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST........................48
   SECTION 509. RESTORATION OF RIGHTS AND REMEDIES...............................................................48
   SECTION 510. RIGHTS AND REMEDIES CUMULATIVE...................................................................48
   SECTION 511. DELAY OR OMISSION NOT WAIVER.....................................................................48
   SECTION 512. CONTROL BY HOLDERS...............................................................................49
   SECTION 513. WAIVER OF PAST DEFAULTS..........................................................................49
   SECTION 514. UNDERTAKING FOR COSTS............................................................................49
   SECTION 515. WAIVER OF STAY OR EXTENSION LAWS.................................................................50

ARTICLE SIX  THE TRUSTEE.........................................................................................50

   SECTION 601. NOTICE OF DEFAULTS...............................................................................50
   SECTION 602. CERTAIN RIGHTS OF TRUSTEE........................................................................50
   SECTION 603. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES...................................51
   SECTION 604. MAY HOLD SECURITIES..............................................................................52
   SECTION 605. MONEY HELD IN TRUST..............................................................................52
   SECTION 606. COMPENSATION AND REIMBURSEMENT...................................................................52
   SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS...................................53
   SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR................................................53
   SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR...........................................................55
   SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS......................................56
   SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT..............................................................56
   SECTION 612. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY................................................58

ARTICLE SEVEN  HOLDERS' LIST AND REPORTS BY TRUSTEE AND COMPANY..................................................58

   SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.....................................................58
   SECTION 702. REPORTS BY TRUSTEE...............................................................................58
   SECTION 703. REPORTS BY COMPANY...............................................................................58

ARTICLE EIGHT  MERGER, CONSOLIDATION OR SALE OF ASSETS...........................................................59

   SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.............................................59
   SECTION 802. SUCCESSOR SUBSTITUTED............................................................................60

ARTICLE NINE  SUPPLEMENTAL INDENTURES............................................................................60

   SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS...............................................60
   SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS..................................................61
   SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.............................................................62
   SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES................................................................63
   SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT..............................................................63
   SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES...............................................63
   SECTION 907. NOTICE OF SUPPLEMENTAL INDENTURES................................................................63

ARTICLE TEN  COVENANTS...........................................................................................63

   SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.............................................63
   SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.................................................................64
   SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST...............................................65
   SECTION 1004. CORPORATE EXISTENCE.............................................................................66
   SECTION 1005. PAYMENT OF TAXES AND OTHER CLAIMS...............................................................67
   SECTION 1006. OTHER COVENANTS.................................................................................67
   SECTION 1007. STATEMENT AS TO COMPLIANCE......................................................................67

ARTICLE ELEVEN  REDEMPTION OF SECURITIES.........................................................................67

   SECTION 1101. APPLICABILITY OF ARTICLE........................................................................67
   SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE...........................................................67
   SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED...............................................68
   SECTION 1104. NOTICE OF REDEMPTION............................................................................68

   SECTION 1105. DEPOSIT OF REDEMPTION PRICE.....................................................................69
   SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE...........................................................70
   SECTION 1107. SECURITIES REDEEMED IN PART.....................................................................71

ARTICLE TWELVE  SINKING FUNDS....................................................................................71

   SECTION 1201. APPLICABILITY OF ARTICLE........................................................................71
   SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES...........................................71
   SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.......................................................72

ARTICLE THIRTEEN PURCHASE AT OPTION OF HOLDERS...................................................................73

   SECTION 1301. APPLICABILITY OF ARTICLE........................................................................73
   SECTION 1302. PURCHASE OF SECURITIES..........................................................................73
   SECTION 1303. EXERCISE OF OPTION..............................................................................73
   SECTION 1304. WHEN SECURITIES PRESENTED FOR PURCHASE BECOME DUE AND PAYABLE...................................74
   SECTION 1305. SECURITIES PURCHASED IN PART....................................................................75

ARTICLE FOURTEEN  DEFEASANCE AND COVENANT DEFEASANCE.............................................................75

   SECTION 1401. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE....................................75
   SECTION 1402. DEFEASANCE AND DISCHARGE........................................................................75
   SECTION 1403. COVENANT DEFEASANCE.............................................................................76
   SECTION 1404. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.................................................76
   SECTION 1405. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST;
                    OTHER MISCELLANEOUS PROVISIONS...............................................................78
   SECTION 1406. REINSTATEMENT...................................................................................79

ARTICLE FIFTEEN  SUBORDINATION OF SECURITIES.....................................................................79

   SECTION 1501. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS..................................................79
   SECTION 1502. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC..................................................80
   SECTION 1503. NO PAYMENT WHEN CERTAIN SENIOR INDEBTEDNESS IN DEFAULT..........................................81
   SECTION 1504. PAYMENT PERMITTED IF NO DEFAULT.................................................................82
   SECTION 1505. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.................................................82
   SECTION 1506. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.....................................................82
   SECTION 1507. TRUSTEE TO EFFECTUATE SUBORDINATION.............................................................83
   SECTION 1508. NO WAIVER OF SUBORDINATION PROVISIONS...........................................................83
   SECTION 1509. NOTICE TO TRUSTEE...............................................................................83
   SECTION 1510. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATION AGENT..................................84
   SECTION 1511. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT................................................84
   SECTION 1512. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS....................84
   SECTION 1513. APPLICABILITY TO PAYING AGENTS..................................................................85
   SECTION 1514. DEFEASANCE OF THIS ARTICLE FIFTEEN..............................................................85
   SECTION 1515. SUBORDINATION PROVISIONS CONTROLLING............................................................85
   SECTION 1516. ARTICLE FIFTEEN NOT TO PREVENT EVENTS OF DEFAULT................................................85
   SECTION 1517. TRUSTEE'S COMPENSATION NOT PREJUDICED...........................................................85

ARTICLE SIXTEEN  CONVERSION......................................................................................86

   SECTION 1601. CONVERSION PRIVILEGE............................................................................86
   SECTION 1602. CONVERSION PROCEDURE............................................................................86
   SECTION 1603. FRACTIONAL SHARES...............................................................................87
   SECTION 1604. TAXES ON CONVERSION.............................................................................87
   SECTION 1605. COMPANY TO PROVIDE STOCK........................................................................88
   SECTION 1606. ADJUSTMENT OF CONVERSION PRICE..................................................................88
   SECTION 1607. NO ADJUSTMENT...................................................................................90
   SECTION 1608. OTHER ADJUSTMENTS...............................................................................90
   SECTION 1609. ADJUSTMENTS FOR TAX PURPOSES....................................................................90
   SECTION 1610. ADJUSTMENTS BY THE COMPANY......................................................................91

   SECTION 1611. NOTICE OF ADJUSTMENT............................................................................91
   SECTION 1612. NOTICE OF CERTAIN TRANSACTIONS..................................................................91
   SECTION 1613. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE...........91
   SECTION 1614. TRUSTEE'S DISCLAIMER............................................................................92

ARTICLE SEVENTEEN MEETINGS OF HOLDERS OF SECURITIES..............................................................93

   SECTION 1701. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.......................................................93
   SECTION 1702. CALL, NOTICE AND PLACE OF MEETINGS..............................................................93
   SECTION 1703. PERSONS ENTITLED TO VOTE AT MEETINGS............................................................93
   SECTION 1704. QUORUM; ACTION..................................................................................94
   SECTION 1705. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.............................95
   SECTION 1706. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.................................................96


                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                            ACT OF 1939 AND INDENTURE

Trust Indenture
Act Section                                                                                       Indenture Section
-----------                                                                                       -----------------
Section 310(a) (1)..........................................................................................607
           (a) (2)..........................................................................................607
           (b)......................................................................................608(d), 609
Section 311(a)..............................................................................................612
           (b)..............................................................................................612
Section 312(c)..............................................................................................701
Section 313    .............................................................................................702
Section 314(a)..............................................................................................703
           (a) (4).........................................................................................1007
           (c) (1)..........................................................................................102
           (c) (2)..........................................................................................102
           (e)..............................................................................................102
Section 315(b)..............................................................................................601
Section 316(a) (last sentence)..............................................................................101
           (a) (1) (A).................................................................................502, 512
           (a) (1) (B)......................................................................................513
           (b)..............................................................................................508
           (c)...........................................................................................104(e)
Section 317(a) (1)..........................................................................................503
           (1) (2)..........................................................................................504
           (b).............................................................................................1003
Section 318(a)..............................................................................................107

         INDENTURE, dated as of ___________________________, between SCI
SYSTEMS, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 2101 West Clinton Avenue, Huntsville, Alabama 35805 and _________________, a__________________, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debt securities (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and words in the singular include words in the plural as well as the singular and words in the plural include the singular as well as the plural;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and except as otherwise herein expressly provided; and

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Three, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Authenticating Agent" means any Person appointed by the Trustee to act on behalf of the Trustee pursuant to Section 611 to authenticate Securities.

         "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state or foreign law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "Bank" means the banks and other financial institutions that from time to time are lenders under the Credit Agreement.

         "Bearer Security" means any Security except a Registered Security.

         "Board of Directors" means, with respect to any Person, either the board of directors of such Person or any duly authorized committee thereof.

         "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the secretary or an assistant secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Book-Entry Security" has the meaning specified in Section 304.

         "Business Day" means, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participation rights in or other equivalents (however designated) of such Person's equity (however designated) whether now outstanding or issued after the date of this Indenture.

         "Capitalized Lease Obligation" means, with respect to any Person, an obligation incurred or assumed under or in connection with any capital lease of real or personal property that, in accordance with GAAP, has been recorded as a capitalized lease on the balance sheet of such Person.

         "Cedel" means Cedel Bank, S.A., or its successor.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Depositary" has the meaning specified in Section 305.

         "Common Stock" means the Company's common stock, $0.10 par value per share.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company (i) by its chairman, a vice-chairman, its president or any vice president and (ii) by its treasurer, an assistant treasurer, its secretary or an assistant secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

         "Consolidated Subsidiaries" means, at any date, any Subsidiary or other entity, the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

         "Conversion Agent" means any Person (including the Company acting as Conversion Agent) authorized by the Company to receive Securities which are convertible into Common Stock pursuant to Section 301 and which are tendered for conversion by the Holders thereof and to deliver shares of Common Stock which such Holders are entitled to receive as a result of the conversion of such Securities.

         "Conversion Date" has the meaning specified in Section 1602.

         "Conversion Price" has the meaning specified in Section 1601.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office on the date of execution of this Indenture is located at ______________, New York, New York _____.

         "Corporation" includes corporations, associations, partnerships, limited liability companies, companies and business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

         "Covenant defeasance" has the meaning specified in Section 1403 hereof.

         "Credit Facility" means the Amended and Restated Credit Agreement dated as of August 3, 1995, as amended, among the Company, Citibank, N.A., as agent, ABN AMRO Bank N.V., as co-agent, Bank of America, as co-agent, and the lenders named therein, as the same may be amended, renewed, extended, refinanced, substituted or replaced from time to time.

         "Credit Facility Agent" means the then acting Agent and Co-Agents, if any, as defined in and under the Credit Facility or any successor thereto.

         "Currency" means any currency or currencies, composite currency or currency unit or currency units, including, without limitation, the Euro, issued by the government of one or more countries or by any recognized confederation or association of such governments.

         "Currency Conversion Date" has the meaning specified in Section
313(d).

         "Currency Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such Currency and by a central bank or other public institution of or within the international banking community for the settlement of transactions other than as a result of the European Economic and Monetary Union and the adoption or phase in of the Euro pursuant thereto, or (ii) any currency unit (or composite currency) including the Euro for the purposes for which it was established.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar officer under any Bankruptcy Law.

         "Daily Market Price" means the price of a share of Common Stock on the relevant date, determined (a) on the basis of the then last reported sale price regular way of the Common Stock as reported on The New York Stock Exchange (the "NYSE"), or if the Common Stock is not then listed on the NYSE, as reported on such national securities exchange upon which the Common Stock is listed, or (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or
(c) if the Common Stock is not listed on the NYSE or any national securities exchange, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by the National Quotation Bureau, Incorporated or a similar organization.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 308 hereof.

         "defeasance" has the meaning specified in Section 1402 hereof.

         "Depository" has the meaning specified in Section 304.

         "Designated Senior Indebtedness" means any Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding of, or commitments to lend up to, at least $50,000,000, and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for the purposes of this Indenture.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 313(g).

         "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 313(f).

         "Election Date" has the meaning specified in Section 313(g).

         "Euro" means the single currency for those member states of the European Union that satisfy certain criteria set forth in the Treaty of Rome, as amended by the Treaty on European Union.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Date" has the meaning specified in Section 305.

         "Exchange Rate Agent" means, with respect to Securities of or within any series, unless otherwise specified with respect to any Securities pursuant to Section 301, a New York Clearing House bank, designated pursuant to Section 301 [OR SECTION 313].

         "Exchange Rate Officers' Certificate" means a tested telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a

Security having the lowest denomination principal amount determined in accordance with Section 302 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Chairman, Chief Executive Officer, a Vice Chairman, the President, a Vice President or the Treasurer of the Company.

         "Foreign Currency" means any Currency other than Currency of the United States.

         "Generally Accepted Accounting Principles" or "GAAP " means Generally Accepted Accounting Principles in the United States, as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries.

         "Global Securities" means one or more Securities evidencing all or part of the Securities to be issued as Book-Entry Securities, issued to the Depository in accordance with Section 301 and bearing the legend prescribed in
Section 204.

         "Government Obligations" means, unless otherwise specified with respect to any series of Securities pursuant to Section 301, securities which are (1) direct obligations of the United States of America or of the other government or governments in the confederation which issued the Foreign Currency in which such series of Securities shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments. In either case, such obligations may not be callable or redeemable at the option of the issuer or issuers thereof. Such obligations may also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

         "guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limitation, the payment of amounts drawn down under letters of credit.

         "Hedging Obligations" means the obligations of any Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or the value of foreign currencies.

         "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

         "incorporated provision" has the meaning specified in Section 107.

         "Indebtedness", with respect to any Person means (without duplication): (a) any liability of such Person (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (2) evidenced by a bond, note, debenture or similar instrument, or (3) for payment obligations arising under any conditional sale or other title retention arrangement (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind, or (4) under Capitalized Lease Obligations, or (5) under Hedging Obligations; (b) any liability of others of a type described in the preceding clause (a) to the extent that such Person has guaranteed or is otherwise legally obligated in respect thereof; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above. "Indebtedness" shall not be construed to include (x) trade payables or credit on open account to trade creditors incurred in the ordinary course of business or
(y) obligations or liabilities incurred in connection with the sale, transfer or other disposition of property in connection with the securitization or other asset-based financing thereof; provided however that any such sale, transfer or other disposition shall be for valid consideration and shall not be to prefer directly or indirectly any holder of any other obligation or Indebtedness of such Person as to any such other obligation or Indebtedness that was already outstanding and did not previously benefit from a Lien.

         "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

         "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on such Securities.

         "Lease" means any capital lease, operating lease, equipment lease, real property lease or other lease.

         "Lien" means, with respect to any asset, any pledge, mortgage, charge, encumbrance or security interest in respect of such asset; provided that any transaction (including, without limitation, any sale of accounts receivable) which is treated as a sale of assets under GAAP shall be so treated and any asset which is so sold shall not be deemed subject to a Lien. A contractual grant of a right of set-off does not create a Lien in the absence of an agreement to maintain a balance against which such right may be exercised.

         "mandatory sinking fund payment" shall have the meaning specified in
Section 1201.

         "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 301, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 301, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and
(iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or another principal market for the Currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any Currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency shall be that upon which a non-resident issuer of securities designated in such Currency would purchase such Currency in order to make payments in respect of such securities.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided whether at the Stated Maturity, by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

         "Notice of Default" shall have the meaning specified in Section 601.

         "Officers' Certificate" means a certificate signed on behalf of the Company by two officers of the Company, one of whom must be principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company that meets the requirements set forth in
Section 102.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in TIA Section 314(e) to the extent applicable.

         "Option to Elect Repayment" shall have the meaning specified in Section 1303.

         "optional sinking fund payment" shall have the meaning specified in
Section 1201.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment, purchase, redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen;

                  (iv) Securities paid pursuant to Section 307 or Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (v) Securities converted into Common Stock in accordance with Article Sixteen;

provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, direction, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "Place of Payment" means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium, if any) and interest, if any, on such Securities are payable as specified as contemplated by Sections 301 and 1002.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for a mutilated Security or in lieu of a destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

         "Purchase Date" means, when used with respect to any Security to be purchased at the option of the Holder, the date fixed for such purchase pursuant to this Indenture.

         "Purchase Price" means, when used with respect to any Security to be purchased at the option of the Holder, the price at which it is to be purchased pursuant to this Indenture.

         "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security registered in the Security Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with respect to the Trustee, means any vice-president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers or assigned by the Trustee to administer corporate trust matters at its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means, at any time, each and every Subsidiary which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

         "Senior Indebtedness" means the principal of, interest on and other amounts due on Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company; unless, in the instrument creating or evidencing or pursuant to which Indebtedness is outstanding, it is expressly provided that such Indebtedness is not senior in right of payment to the Securities. Senior Indebtedness includes, with respect to the obligations described above, interest accruing pursuant to the terms of such Senior Indebtedness on or after the filing of a petition in bankruptcy or for reorganization relating to the Company, whether or not post-filing interest is allowed in such proceeding, at the rate specified in the instrument governing the relevant obligation. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods, services or materials purchased in the ordinary course of business;
(b) Indebtedness of the Company to a Subsidiary of the Company except to the extent any such Indebtedness is pledged to or otherwise subject to a prior claim by the Banks under the Credit Facility; or (c) any liability for federal, state, local or other taxes owed or owing by the Company.

         "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 308.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 309.

         "Subsidiary" means any Person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by the Company and/or one or more other Subsidiaries of the Company.

         "Surviving Entity" shall have the meaning set forth in Section 801 hereof.

         "Trading Day" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business, (B) if the applicable security is quoted on The Nasdaq National Market, a day on which trades may be made thereon or (C) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or execute order to close.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

         "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, an estate the income of which is subject to United States Federal income taxation regardless of its source, or any trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust.

         "Unrestricted Subsidiary" means any Subsidiary which is not a Restricted Subsidiary.

         "Valuation Date" has the meaning specified in Section 313(c).

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes has, or might have, voting power by reason of the happening of any contingency).

         "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to TIA Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
(4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner that the Trustee deems sufficient.

         (e) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Securities then Outstanding shall be computed as of such record date, provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered, in writing, or mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided. Any notice mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

         Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of the first such publication.

         In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST
INDENTURE ACT.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Sections 310 to 318, inclusive, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such TIA Sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar, any holders of Senior Indebtedness and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

         THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE SHALL BE SUBJECT TO, AND GOVERNED BY, THE PROVISIONS OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, THAT ARE REQUIRED TO BE PART OF AND TO GOVERN INDENTURES QUALIFIED THEREUNDER.

SECTION 113. LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

SECTION 114. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES, STOCKHOLDERS OR INCORPORATES.

         No director, officer, employee, incorporator or stockholders, as such, of the Company shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creations. Each Holder by accepting any of the Securities waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities of any series.

                                   ARTICLE TWO
                                 SECURITY FORMS

SECTION 201. FORMS GENERALLY.

         The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If the forms of Securities or coupons of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities or coupons. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         Unless otherwise specified as contemplated by Section 301, Securities in bearer form shall have interest coupons attached.

         The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

         The definitive Securities and coupons shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities or coupons.

SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         Subject to Section 612, the Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


Dated:   --------------------------------

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                          ____________, as Trustee



                                          By:
                                              ----------------------------------
                                                   Authorized Signatory

SECTION 203. SECURITIES ISSUABLE IN GLOBAL FORM.

         If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 305. Subject to the provisions of Section 303 and, if applicable, Section 305, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or Section 305 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

         Notwithstanding the provisions of Section 308, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 310 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security (i) in the case of a permanent Global Security in registered form, the Holder of such permanent Global Security in registered form, or (ii) in the case of a permanent Global Security in bearer form, Euroclear or Cedel.

SECTION 204. FORM OF LEGEND FOR BOOK-ENTRY SECURITIES.

         Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                  ARTICLE THREE
                                 THE SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (17) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

         (1) the title and ranking of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities):

         (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 305, 306, 307, 906, 1107 or 1305):

         (3) the Person to whom any interest on the Securities of any series is payable if other than the Person in whose name the Securities of such series are registered on the Regular Record Date;

         (4) the date or dates, or the method by which such date or dates will be determined on which the principal of the Securities of the series is payable;

         (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

         (6) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and, if different than the location specified in Section 106, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

         (7) the period or periods within which, the events upon the occurrence of which, the price or prices at which, and other terms and conditions upon which Securities of the series may be redeemed or purchased, in whole or in part, at the option of the Company, if the Company is to have that option;

         (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

         (9) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Securities of the series shall be issuable;

         (10) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

         (11) whether the principal of (or premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than Dollars, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 313;

         (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

         (13) if the principal amount of the Securities of the series payable at the Maturity thereof is not determinable as of any date prior to such Maturity, the amount which shall be deemed to be the Outstanding principal amount of the Securities of such series;

         (14) any change in the applicability of Sections 1402 and/or 1403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

         (15) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 306, whether Registered Securities of the series may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations), whether Bearer Securities of the series may be exchanged for Registered Securities of such series, and the circumstances under which and the place or places where any such exchanges may be made and if Securities of the series are to be issuable in global form, the identity of any initial depository therefor;

         (16) any change in the applicability of the Events of Default with respect to Securities of the series, whether or not such Events of Default are consistent with the Events of Default set forth herein;

         (17) any deletions from, modifications of or additions to the covenants of the Company with respect to Securities of the series, whether or not such covenants are consistent with the covenants set forth herein;

         (18) if the Securities of the series are to be secured;

         (19) whether the provisions of Article Sixteen are applicable to the Securities of the series and any provisions and modifications of, or in addition to or in lieu of any of the provisions of Article Sixteen that shall be applicable to the Securities of the series;

         (20) the specific terms of the depository arrangement with respect to any portion of a series of Securities to be represented by a Global Security pursuant to Section 304; and

         (21) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture).

         All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

         If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302. DENOMINATIONS.

         The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Securities of such series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by any one of the following: its Chairman, Chief Executive Officer, its President or one of its Vice Presidents, and attested by one of its Vice Presidents or its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or coupons may be manual or facsimile.

         Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupon appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United
States: and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in EXHIBIT A-1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 305, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent Global Security. Except as permitted by Section 307, the Trustee shall not authenticate and make available for delivery any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue.

         In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:

         (a) that the form or forms of such Securities and any coupons have been established in conformity with the provisions of this Indenture:

         (b) that the terms of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

         (c) that such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and made available for delivery by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any coupons;

         (d) that all laws and requirements in respect of the execution and delivery by the Company of such Securities, any coupons and of the supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities and any coupons and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

         (e) that the Company has the corporate power to issue such Securities and any coupons, and has duly taken all necessary corporate action with respect to such issuance; and

         (f) that the issuance of such Securities and any coupons will not contravene the articles of incorporation or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company is bound.

         Notwithstanding the provisions of Section 301 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

         The Trustee shall not be required to authenticate and make available for delivery any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

         No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 311 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. BOOK-ENTRY SECURITIES.

         (a) The Securities of a series may be issuable in whole or in part in the form of one or more Global Securities ("Book-Entry Securities") deposited with, or on behalf of, a Depository (the "Depository"). In the case of Book-Entry Securities, one or more Global Securities will be issued in a denomination or aggregate denomination equal to the portion of the aggregate principal amount of Outstanding Securities of the series to be represented by such Global Security or Global Securities. Unless otherwise provided as contemplated by Section 301, the additional provisions set forth in this Section 304 shall apply to Book-Entry Securities.

         (b) Book-Entry Securities will be deposited with, or on behalf of, the Depository, and registered in the name of the Depository's nominee, for credit to the respective accounts of institutions that have accounts with the Depository or its nominee ("Participants"); provided that Book-Entry Securities purchased by persons outside the United States may be credited to or through accounts maintained at the Depository by or on behalf of Euroclear or Cedel. The accounts to be credited will be designated by the underwriters or agents of such Securities or, if such Securities are offered and sold directly by the Company, by the Company. Ownership of beneficial interests in Book-Entry Securities will be limited to Persons that may hold interests through Participants and will be shown on records maintained by the Depository or its nominee for such Book-Entry Security. Participants shall have no rights under this Indenture or any indenture supplemental hereto with respect to any Book-Entry Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Book-Entry Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Book-Entry Security for all purposes whatsoever.

Notwithstanding the foregoing, nothing in this Indenture or any such indenture supplemental shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (c) Transfers of Book-Entry Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in Book-Entry Securities may be transferred or exchanged for Bearer Securities only if (i) the Depository advises the Trustee in writing that it is no longer willing or able to discharge properly its responsibilities with respect to such Book-Entry Security and it is unable to locate a qualified successor, (ii) the Company, at its option, elects to terminate the book-entry system by executing and delivering to the Trustee and the Depository a notice to such effect, or (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Securities represented by such Book-Entry Security.

         (d) In connection with any transfer or exchange of a portion of the beneficial interest in any Book-Entry Security to beneficial owners pursuant to paragraph (c) above, the Security Registrar shall (if one or more Bearer Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Book-Entry Security in an amount equal to the principal amount of the beneficial interest in the Book-Entry Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Bearer Securities of like tenor and principal amount of authorized denominations.

         (e) In connection with the transfer of Book-Entry Securities as an entirety to beneficial owners pursuant to paragraph (c) above, the Book-Entry Securities shall be deemed to be surrendered to the Trustee for cancellation and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Book-Entry Securities, an equal aggregate principal amount of Bearer Securities of like tenor of authorized denominations.

         (f) The Holder of any Book-Entry Security may grant proxies and otherwise authorize any person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the applicable Indenture or the Securities.

SECTION 305. TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are typewritten, printed, lithographed, engraved or otherwise produced by any combination of these methods, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form that are not issued as Book-Entry Securities as provided in Section 304 (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         If temporary Securities of any series are issued in global form (other than Securities issued as Book-Entry Securities as provided in Section 304), any such temporary Global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and Cedel, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

         Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security that is not issued as a Book-Entry Security as provided in Section 304 (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security is accompanied by a certificate dated the Exchange

Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Cedel as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in EXHIBIT A-2 to this Indenture (or in such other form as may be established pursuant to Section 301); and provided further that Bearer Securities shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 303.

         Unless otherwise specified in such temporary Global Security that is not issued as a Book-Entry Security as provided in Section 304, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Cedel, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Cedel, as the case may be, a certificate in the form set forth in EXHIBIT A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Cedel, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Cedel. Bearer Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series, including temporary Global Securities (whether or not issued as Book-Entry Securities as provided in Section 304), shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary Global Security (other than Securities issued as Book-Entry Securities as provided in Section 304) on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Cedel on such Interest Payment Date upon delivery by Euroclear and Cedel to the Trustee of a certificate or certificates in the form set forth in EXHIBIT A-2 to this Indenture (or in such other form as may be established pursuant to Section 301), for credit without further interest thereon on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or Cedel, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in EXHIBIT A-1 to this Indenture (or in such other form as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary Global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal (or premium, if any) or interest, if any, owing with respect to a beneficial interest in a temporary Global Security will be made unless and until such interest in such temporary Global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and Cedel and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

SECTION 306. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the registers maintained in such office of the Trustee and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

         Except as otherwise described in this Article Three, upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, in each case, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 301 or Section 304, Bearer Securities may not be issued in exchange for Registered Securities.

         If (but only if) expressly permitted in or pursuant to the applicable Board Resolution and (subject to Section 303) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, and the Trustee shall cancel the Bearer Securities so transferred. In the case of an exchange of Bearer Securities for an interest in a Book-Entry Security, the Security Registrar shall reflect on the Register the date and an increase in the principal amount of the Bearer Securities to be transferred, and the Trustee shall cancel the Bearer Securities so transferred.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent Global Security (other than Securities issued as Book-Entry Securities as provided in Section 304) shall be exchangeable only as provided in this paragraph. If any beneficial owner of an interest in a permanent Global Security is entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent Global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent Global Security shall be surrendered by the Common Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent Global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of

Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided further that no Bearer Security delivered in exchange for a portion of a permanent Global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent Global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp, similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 305, 906, 1107 or 1305 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 1103 or 1203 and ending at the close of business on
(A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

SECTION 307. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security, or, in case any such mutilated Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security, pay such Security or coupon.

         If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security for which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

         Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

         The provisions of this Section 307 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 308. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002: provided, however, that each installment of interest, if any, on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 310, to the address of such Person as it appears on the Security Register or (ii) transfer to an account located in the United States maintained by the payee.

         Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, in the case of any Security which is converted in accordance with Article Sixteen after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence or in Section 1602, in the case of any Security which is converted, interest whose stated Maturity is after the date of conversion of such Security shall not be payable.

         Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest, if any, may be made, in the case of a Bearer Security, by transfer to an account located outside the United States maintained by the payee.

         Unless otherwise provided as contemplated by Section 301, every permanent Global Security (other than Book-Entry Securities issued as provided in Section 304) will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and Cedel with respect to that portion of such permanent Global Security held for its account by the

Common Depositary, for the purpose of permitting each of Euroclear and Cedel to credit the interest, if any, received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

         Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in Subsection (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 313(b), 313(d) and 313(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Subsection (2).

                  (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

SECTION 309. Intentionally left blank.

SECTION 310. PERSONS DEEMED OWNERS.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 306 and 308) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupons be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Security.

SECTION 311. CANCELLATION.

         All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and coupons so delivered to the Trustee shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures, unless by Company Order the Company shall direct that canceled Securities be returned to it.

SECTION 312. COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 301 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 313. CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES.

         (a) With respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of (and premium, if any) and interest, if any, on any Registered or Bearer Security of such series will be made in Dollars. The provisions of this Section 313 may be modified or superseded with respect to any Securities pursuant to Section 301.

         (b) It may be provided pursuant to Section 301 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraph (d) below, to receive payments of principal of (or premium, if any) or interest, if any, on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election with signature guaranties and in the applicable form established pursuant to Section 301, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article Four or Fourteen or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 313(a). The Trustee shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

         (c) Unless otherwise specified pursuant to Section 301, if the election referred to in paragraph (b) above has been provided for pursuant to
Section 301, then, unless otherwise specified pursuant to Section 301, not later than the fourth Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the Currency in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Registered Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities of such series shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to
Section 301 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 301, on the second Business Day preceding such payment date the Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 301, the Dollar or Foreign Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

         (d) Unless otherwise specified pursuant to Section 301, if the Holder of a Registered Security shall have elected to be paid in a Currency other than Dollars as provided in paragraph (b) above, and a Currency Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in Dollars.

         (e) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Currency Conversion Date.

         (f) The "Dollar Equivalent of the Currency Unit" shall be determined as specified pursuant to Section 301. "Election Date" shall mean the date for any series of Registered Securities as specified pursuant to clause
(11) of Section 301 by which the written election referred to in paragraph (b) above may be made.

         All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

         Except as otherwise provided pursuant to Section 301, in the event that the Company determines in good faith that a Currency Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in
Section 106 to the affected Holders) specifying the Currency Conversion Date.

Except as otherwise provided pursuant to Section 301, in the event the Company so determines that a Currency Conversion Event has occurred with respect to any currency unit in which Securities are payable, the Company will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in
Section 106 to the affected Holders) specifying the Currency Conversion Date and the Specified Amount of each Component Currency on the Currency Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee and the Exchange Rate Agent.

         The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.

SECTION 314. APPOINTMENT AND RESIGNATION OF SUCCESSOR EXCHANGE RATE AGENT.

         (a) Unless otherwise specified pursuant to Section 301, if and so long as the Securities of any series may be payable in a Currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 301 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting Dollars into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 313.

         (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee.

         (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to
Section 301, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are payable in the same Currency).

SECTION 315. CUSIP NUMBERS.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and, if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such notice shall not be affected by any defect in or omission of such "CUSIP" numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall, upon Company Request, cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

                  (1) either

                      (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 306, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such Trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                      (B) all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                          (i) have become due and payable, or

                          (ii) will become due and payable at their Stated
Maturity within one year, or

                          (iii) if redeemable at the option of the Company, are
to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or
(iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be:

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606, the obligations of the Trustee to any Authenticating Agent under Section 612 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Subsection (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee. If the Trustee or Paying Agent is unable to apply any money or Government Obligations in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to Section 401; provided that if the Company has made any payment of principal of, premium, if any, or interest on the Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Securities to receive such payment from the money or Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501. EVENTS OF DEFAULT.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or government body):

                  (1) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days;

                  (2) default in the payment of the principal of (or premium, if any, on) any Security when due;

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of the Securities of that series and Article Twelve;

                  (4) default in the performance, or breach, of any covenant or warranty of the Company contained in this Indenture (other than a default in the performance, or breach, of a covenant or warranty that is specifically dealt with elsewhere herein), and continuance of such default or breach for a period of 60 days after written notice has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then outstanding;

                  (5) there occurs with respect to any issue or issues of Indebtedness of the Company or any Restricted Subsidiary having an outstanding principal amount of $50,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness exists on the date of this Indenture or is hereafter created, (a) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its stated maturity and such Indebtedness shall not have been discharged in full or such acceleration shall not have been rescinded or annulled within 30 days of such acceleration and/or (b) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;

                  (6) failure by the Company or any of its Restricted Subsidiaries to pay, bond or otherwise discharge within 60 days one or more final judgments or court orders for the payment of money the uninsured portion of which exceeds in the aggregate $50,000,000, which judgments or court orders are not stayed on appeal or are not otherwise being appropriately contested in good faith;

                  (7) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of the Company or any Restricted Subsidiary in an involuntary case under any applicable Bankruptcy Law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Restricted

Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary or (iii) the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (8) the Company or any Restricted Subsidiary (i) commences a voluntary case under any applicable Bankruptcy Law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary or (iii) effects any general assignment for the benefit of creditors.

                  (9) any other Event of Default provided with respect to Securities of that series.

SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than as specified in Section 501(7) or (8)) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of any series then outstanding may, and the Trustee at the request of such Holders shall, declare the principal of all of the outstanding Securities of such series immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by the Holders) and, upon any such declaration, such principal shall become due and payable immediately. If an Event of Default specified in Section 501(7) or (8) above occurs and is continuing, then such principal shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

         At any time after a declaration of acceleration under this Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration and its consequences if:

                  (i) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) all unpaid principal of (and premium, if any, on)
                  any outstanding Securities that has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest and overdue principal amount at the rate borne by the Securities, and

                           (D) all sums paid or advanced by the Trustee under
                  this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (ii) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if:

         (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Stated Maturity or other maturity thereof,

the Company shall, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 606.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy subject, however, to Section 513. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities, to take such other actions (including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or other similar official.

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 606;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company or any other obligor on the Securities, as their interests may appear or as a court of competent jurisdiction may direct, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

SECTION 507. LIMITATION ON SUITS.

         No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the same series.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest, if any, on, such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided in Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. CONTROL BY HOLDERS.

         With respect to the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that in each case

         (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability;

         (2) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting; and

         (3) subject to the provisions of the TIA Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. WAIVER OF PAST DEFAULTS.

         Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Default or Event of Default under this Indenture, except a default in the payment of the principal of (and premium, if any) or interest on any Note, or in respect of a covenant or provision that under this Indenture cannot be modified or amended without the consent of the Holder of each Note outstanding.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 514. UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of Securities of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on Securities of any series on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date); provided that neither this Section 514 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

SECTION 515. WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601. NOTICE OF DEFAULTS.

         If a Default or an Event of Default occurs with respect to the Securities of any series and is continuing and is known to the Trustee, the Trustee shall mail to all Holders of the Securities notice of the Default or Event of Default within 90 days after the occurrence thereof. Except in the case of a Default or an Event of Default in payment of principal of (and premium, if any, on) or interest on any Securities, the Trustee may withhold the notice to the Holders if a committee of its trust officers in good faith determines that withholding such notice is in the interests of the Holders.

SECTION 602. CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of TIA Sections 315(a) through 315(d):

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel of its selection and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and the Trustee shall not be deemed to have notice of any Default or Event of Default, except in the case of an event of default involving failures by the Company to pay principal, premium, if any, or interest on the Securities, unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Company, the Securities or this Indenture.

SECTION 603. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except for the Trustee's certificate of authentication, and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements to be made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 604. MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. The Trustee is permitted to engage in other transactions; provided, however, that if it acquires any conflicting interest it must eliminate such conflict or resign.

SECTION 605. MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 606. COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

         (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and costs and expenses of collection), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify each of the Trustee or any predecessor Trustee
(and their respective directors, officers, employees and agents) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. As



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

security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(7) or (8), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under Bankruptcy Law.

         The provisions of this Section shall survive the termination of this Indenture.

SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS.

         There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and which shall have an office in The City of New York, and shall have a combined capital and surplus of at least $100,000,000. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 607, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 607, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 609.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may, at the expense of the Company, petition a court of competent jurisdiction for the appointment of a successor Trustee.

         (d) If at any time;

             (1) the Trustee shall fail to comply with the provisions of TIA
Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

             (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

             (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If within 30 days of resignation or removal of the Trustee, no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in
Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, however, that the retiring Trustee shall continue to be entitled to the benefit of Section 606; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms

"Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT.

         At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in
Section 106. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each

Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in
Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:


         Dated:............

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                          --------------------------------------
                                          as Trustee


                                          By:
                                              ----------------------------------
                                                   as Authenticating Agent


                                          By:
                                              ----------------------------------
                                                   Authorized Signatory

SECTION 612. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

         Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

SECTION 702. REPORTS BY TRUSTEE.

         Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

SECTION 703. REPORTS BY COMPANY.

         The Company shall:

         (1) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

         (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT
                     MERGER, CONSOLIDATION OR SALE OF ASSETS

SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge with or into any other Person or, directly or indirectly, convey, transfer or lease its properties and assets substantially as an entirety to any Person or Persons, unless:

         (a) either (i) the Company is the surviving corporation or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person that acquires by sale, assignment, transfer, lease or other disposition the properties and assets of the Company substantially as an entirety (the "Surviving Entity") (A) is a corporation, partnership or trust organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and (B) expressly assumes, by a supplemental indenture in form satisfactory to the Trustee, all of the Company's obligations under this Indenture and the Securities;

         (b) immediately after giving effect to such transaction, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

         (c) the Company delivers, or causes to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction complies with the requirements of this Indenture.

SECTION 802. SUCCESSOR SUBSTITUTED.

         In the event of any transaction described in and complying with the conditions listed in Section 801 in which the Company is not the continuing obligor under this Indenture, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, and thereafter the Company shall, except in the case of a lease, be discharged from all its obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities and any related coupons (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein or in the Securities conferred upon the Company; or

         (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

         (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

         (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

         (6) to secure the Securities, if the Company so elects; or

         (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(b); or

         (9) to close this Indenture with respect to the authentication and delivery of additional series of Securities; or

         (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any series and any related coupons in any material respect; or

         (11) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 1401, 1402 and 1403; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect;

         (12) to make any other change that does not adversely affect the rights of any Holder; or

         (13) to comply with any requirement of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act.

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of any series, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture amendment or waiver shall, without the consent of the Holder of each Outstanding Security of such series affected thereby:



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

         (1) change the Stated Maturity of the principal of (or premium, if any) or any installment of interest on any Security of such series, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or reduce the amount of the principal of an Original Issue Discount Security of such series that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of any Holder of any Security of such series, or change any Place of Payment where, or the Currency in which, any Security of such series or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 301 herein; or

         (2) reduce the percentage in principal amount of the Outstanding Securities of such series the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture which affect such series or certain defaults applicable to such series hereunder and their consequences) provided for in this Indenture, or reduce the requirements of
Section 1504 for a quorum or voting with respect to Securities of such series;
or

         (3) modify any of the provisions of this Section 902, Section 513 or Section 1014, except to increase any such percentage or to provide that certain other provisions of this Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby of such series.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. Any such supplemental indenture adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or modifying in any manner the rights of the Holders of Securities of such series, shall not affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to TIA Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The



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Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 907. NOTICE OF SUPPLEMENTAL INDENTURES.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN
                                    COVENANTS

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

         The Company covenants and agrees for the benefit of the Holders of each series of Securities and any related coupons that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest installments due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.



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

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

         If the Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

         If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that, if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible and exchangeable may be surrendered for conversion or exchange, as applicable and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

         The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of any series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, in London, and the Company hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.

         Unless otherwise specified with respect to any Securities pursuant to
Section 301, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United



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

States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal of (and premium, if any) and interest, if any, on any Bearer Security shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 301 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Company in the Borough of Manhattan. The City of New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

         Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series may be payable in a Currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any related coupons, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 313(b), 313(d) and 313(e)) sufficient to pay the principal of (or premium, if any) or interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, prior to or on each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the Currency described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit



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

of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent (other than the Trustee) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series, or any coupon appertaining thereto, and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. CORPORATE EXISTENCE.

         Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Restricted Subsidiary and the corporate rights (charter and statutory), licenses and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be



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required to preserve any such existence (except of the Company), right, license or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and each of its Restricted Subsidiaries, taken as a whole.

SECTION 1005. PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1006. OTHER COVENANTS.

         The applicable prospectus supplement will describe any material covenants in respect of a series of Securities.

SECTION 1007. STATEMENT AS TO COMPLIANCE.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof, a brief certificate of its principal executive officer, principal financial officer or principal accounting officer stating whether, to such officer's knowledge, the Company is in compliance with all covenants and conditions to be complied with by it under this Indenture. For purposes of this Section 1007, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101. APPLICABILITY OF ARTICLE.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee




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such documentation and records as shall enable the Trustee to select the
Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 301.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION 1104. NOTICE OF REDEMPTION.

         Except as otherwise specified as contemplated by Section 301, notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

         All notices of redemption shall identify the Securities (including CUSIP number, if any) to be redeemed and shall state:

         (1) the Redemption Date,

         (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1106, if any,

         (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

         (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

         (5) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in Section 1106 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

         (7) that the redemption is for a sinking fund, if such is the case,

         (8) that, unless otherwise specified in such notice, Bearer
Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished,

         (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 306 or otherwise, the last date, as determined by the Company, on which such exchanges may be made; and

         (10) if applicable, the Conversion Price, the date on which the right to convert the principal of the Securities or the portions thereof to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105. DEPOSIT OF REDEMPTION PRICE.

         The Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) on or prior to the Redemption Date an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 313(b), 313(d) and 313(e)) sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities which are to be redeemed on that date.



                                       69
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SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 313(b), 313(d) and 313(e)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest; and provided further that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.



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SECTION 1107. SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

SECTION 1201. APPLICABILITY OF ARTICLE.

         Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

         Subject to Section 1203, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and/or (2) receive credit for the principal amount of Securities of such series which have been previously delivered to the Trustee by the Company or for Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for



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

redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 313(b), 313(d) and 313(e)) and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 1202 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 1202 and without the right to make any optional sinking fund payment, if any, with respect to such series.

         Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

         On or prior to any sinking fund payment date, the Company shall pay to the Trustee or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 1203.

         Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the written request of the Company, shall be applied at any time or from time to time to the purchase of



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

Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent will be promptly reimbursed by the Company) not in excess of the principal amount thereof.

                                ARTICLE THIRTEEN
                          PURCHASE AT OPTION OF HOLDERS

SECTION 1301. APPLICABILITY OF ARTICLE.

         Purchase by the Company of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1302. PURCHASE OF SECURITIES.

         Securities of any series subject to purchase in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be purchased at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Purchase Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Purchase Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 313(b), 313(d) and 313(e)) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of and (except if the Purchase Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be purchased on such date.

SECTION 1303. EXERCISE OF OPTION.

         Securities of any series subject to purchase at the option of the Holders thereof will contain an "Option to Elect Purchase" form on the reverse of such Securities. To be purchased at the option of the Holder, any Security so providing for such purchase, with the "Option to Elect Purchase" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Purchase Date. If less than the entire principal amount of such Security is to be purchased in accordance with the terms of such Security, the principal amount of such Security to be purchased, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be purchased, must be specified. The principal amount of any Security providing for purchase at the option of the Holder thereof may not be purchased in part if, following such purchase, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be purchased is a part. Except as otherwise may be provided by the terms of any Security providing for purchase at the option of the Holder thereof, exercise of the purchase option by the Holder shall be irrevocable unless waived by the Company.

SECTION 1304. WHEN SECURITIES PRESENTED FOR PURCHASE BECOME DUE AND PAYABLE.

         If Securities of any series providing for purchase at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be purchased shall become due and payable and shall be paid by the Company on the Purchase Date therein specified, and on and after such Purchase Date (unless the Company shall default in the payment of such Securities on such Purchase Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for purchase in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Purchase Date, the principal amount of such Security so to be purchased shall be paid by the Company, together with accrued interest, if any, to the Purchase Date; provided however, that coupons whose Stated Maturity is on or prior to the Purchase Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such coupons; and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

         If any Bearer Security surrendered for purchase shall not be accompanied by all appurtenant coupons maturing after the Purchase Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1302 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them amid any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

         If the principal amount of any Security surrendered for purchase shall not be so purchased upon surrender thereof, such principal amount (together with interest, if any, thereon



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

accrued to such Purchase Date) shall, until paid, bear interest from the Purchase Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

SECTION 1305. SECURITIES PURCHASED IN PART.

         Upon surrender of any Registered Security which is to be purchased in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be purchased.

                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, the provisions of this Article Fourteen shall apply to each series of Securities, and the Company may, at its option, effect defeasance of the Securities of or within a series under Section 1402, or covenant defeasance of or within a series under Section 1403 in accordance with the terms of such Securities and in accordance with this Article.

SECTION 1402. DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any related coupons on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any related coupons, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and any related coupons and this Indenture insofar as such Securities and any related coupons are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any related coupons to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any related coupons when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this
Section 1402



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
notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any related coupons.

SECTION 1403. COVENANT DEFEASANCE.

         Upon the Company's exercise under Section 1401 of the option applicable to this Section 1403 with respect to any Securities of or within a series, the Company shall be released from its obligations under any covenant under Article Eight and in Sections 1004 through 1008, and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities and any related coupons on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "Covenant Defeasance"), and such Securities and any related coupons shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed Outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any related coupons, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(4) or Section 501(9) or otherwise, as the case may be, but, except as specified in this Section, the remainder of this Indenture and such Securities and any related coupons shall be unaffected thereby. In addition, upon the Company's exercise under Section 1401 of the option applicable to Section 1403, Sections 501(4) through 501(6) shall not constitute Events of Default.

SECTION 1404. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to application of either Section 1402 or Section 1403 to any Outstanding Securities of or within a series and any related coupons:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any related coupons, (A) money (in Dollars or in the Foreign Currency in which the applicable series of Securities is payable) in an amount, or (B) Government Obligations applicable to such Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities and any related coupons, money (in Dollars or in the Foreign Currency in which the applicable series of Securities is payable) in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and



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

discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any related coupons on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any related coupons on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any related coupons; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities and any related coupons. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

         (2) No Default or Event of Default with respect to such Securities or any related coupons shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (3) No event or condition shall exist that would prevent the Company from making payments of the principal of (and premium, if any) or interest on the Securities on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound or cause the Trustee or the trust so created to be subject to the Investment Company Act of 1940, as amended.

         (5) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any related coupons will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (6) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any related coupons will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same



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

amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (7) In the case of an election under either Section 1402 or 1403, the Company shall represent to the Trustee that the deposit made by the Company pursuant to its election under Section 1402 or 1403 was not made by the Company with the intent of preferring the Holders of Securities of any series over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

         (8) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 301.

         (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with.

SECTION 1405. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of such Outstanding Securities and any related coupons shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any related coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any related coupons of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

         Unless otherwise specified with respect to any Security pursuant to
Section 301, if, after a deposit referred to in Section 1404(1) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 313(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 1404(1) has been made in respect of such Security, or (b) a Currency Conversion Event occurs as contemplated in Section 313(d) or 313(e) or by the terms of any Security in respect of which the deposit pursuant to Section 1404(1) has been made, the indebtedness represented by such Security and any related coupons shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Currency Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the third Business Day prior to each payment date, except, with respect to a Currency Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Currency Conversion Event.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any related coupons.

         Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

SECTION 1406. REINSTATEMENT.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities and any related coupons shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1405; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any, on any such Security or any related coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and any related coupons to receive such payment from the money held by the Trustee or Paying Agent.

                                 ARTICLE FIFTEEN
                           SUBORDINATION OF SECURITIES

SECTION 1501. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

         Except as otherwise specified as contemplated by Section 301, the following provisions shall apply to Securities of each series.

         The Company covenants and agrees, and each Holder of a Security of any series or of any coupon appertaining thereto, by his acceptance of Securities of any series, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Fifteen, the indebtedness represented by the Securities of such series and the payment of the principal of (and premium, if any) and interest on each and all of the Securities of such series



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(but not amounts owing to the Trustee by the Company pursuant to Section 606 hereof) are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         This Article Fifteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

SECTION 1502. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

         In the event of any payment or distribution of assets of the Company for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency or similar proceedings of the Company (each such event herein sometimes referred to as a "Proceeding"), then except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety, upon the terms and conditions described in Article Eight, the holders of Senior Indebtedness shall first be entitled to receive payment in full, in cash or cash equivalents, of all amounts due or to become due on or in respect of such Senior Indebtedness before the Holders of any Security of such series or of any coupon appertaining thereto are entitled to receive any payment of principal of , and premium, if any, or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities by the Company ("Securities Payment"), and the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this
Section 1502, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all the Senior Indebtedness is paid in full, then such payment or distribution, except for amounts subject to the claim granted to the Trustee in Section 606 hereof, shall be held in trust for the holders of Senior Indebtedness and shall be paid over or delivered forthwith to the trustee in bankruptcy or other Person making payment or distribution of assets of the Company for application to the payment of all the Senior Indebtedness remaining unpaid, to the extent necessary to pay all the Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

         For purposes of this Article Fifteen only, the words "any payment or distribution of any kind or character" and "cash, property or securities" shall not be deemed to include a payment or distribution of equity or subordinated securities of the Company provided for by a plan of reorganization or readjustment or of any other corporation provided for by such plan of reorganization or readjustment that, in the case of subordinated securities, are subordinated in right of payment to all then outstanding Senior Indebtedness to at least the same extent as the Securities, as the case may be, are so subordinated as provided in this Article Fifteen.



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

SECTION 1503. NO PAYMENT WHEN CERTAIN SENIOR INDEBTEDNESS IN DEFAULT.

         In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of the Senior Indebtedness or other obligations that are the subject of such Senior Payment Default shall have been paid in full. For purposes hereof, a "Senior Payment Default" shall be deemed to have occurred if (1) the principal of (or premium, if any), or interest or other amounts on, Senior Indebtedness is not paid when due and any applicable grace period with respect to such default has ended and such default has not been cured or waived or ceased to exist, or (2) the maturity of any Senior Indebtedness has been accelerated because of a default.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from an authorized Person on behalf of any holder of Designated Senior Indebtedness, no Securities Payment shall be made during the period (the "Payment Blockage Period") commencing on the date of receipt of such written notice (the "Blockage Notice") and ending on the earliest of (i) the 180th day after the date of such receipt of the Blockage Notice, (ii) the date, if any, on which the Designated Senior Indebtedness to which such default relates is discharged or such default is waived or otherwise cured and (iii) the date, if any, on which such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Person who gave the Blockage Notice. Not more than one Blockage Notice may be given in any consecutive 365-day period, irrespective of the number of Senior Nonmonetary Defaults which occur during such period. No Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period unless such Senior Nonmonetary Default shall have been cured or waived for a period of not less than 90 consecutive days. For purposes hereof, "Senior Nonmonetary Default" means the occurrence or existence of any event, circumstance, condition or state of facts that, by the terms of any instrument pursuant to which any Designated Senior Indebtedness is outstanding, permits one or more holders of such Designated Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section 1503, then except for the amounts subject to the claim granted to the Trustee in Section 606, such payment shall be held in trust for the holders of Senior Indebtedness and shall be paid over and delivered forthwith to the holders of Senior Indebtedness remaining unpaid, to the extent necessary to pay in full all the Senior Indebtedness.



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SECTION 1504. PAYMENT PERMITTED IF NO DEFAULT.

         Nothing contained in this Article Fifteen or elsewhere in this Indenture or in any of the Securities shall, at any time except during the pendency of any Proceeding referred to in Section 1502 or under the conditions described in Section 1503, prevent (a) the Company from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such payment by the Holders.

SECTION 1505. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.

         Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fifteen, and no payments over pursuant to the provisions of this Article Fifteen to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness. Neither the Holders of the Securities nor the Trustee shall have any claim against the holders of the Senior Indebtedness or the Credit Facility Agent for any impairment of the subrogation rights herein granted arising out of any release of Liens securing the Senior Indebtedness.

SECTION 1506. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         The provisions of this Article Fifteen are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article Fifteen of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company) to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fifteen of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holders. The holders of the Senior Indebtedness shall be entitled to enforce the provisions of this Article Fifteen against the Company, the Holders of the Securities and the Trustee.



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

SECTION 1507. TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1508. NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness, as the case may be, may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article Fifteen or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, as the case may be, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, as the case may be, or otherwise amend or supplement in any manner Senior Indebtedness, as the case may be, or any instrument evidencing the same or any agreement under which Senior Indebtedness, as the case may be, is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1509. NOTICE TO TRUSTEE.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities and of any subsequent cure or waiver thereof. Notwithstanding the provisions of this Article Fifteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of the Trust Indenture Act, shall be entitled in all respects to assume that no such facts exist.



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

         Subject to the provisions of the Trust Indenture Act, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness, as the case may be, to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness, as the case may be, held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1510. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATION AGENT.

         Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee, subject to the provisions of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in a Proceeding, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

SECTION 1511. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

         Except to the extent of its obligations under the penultimate paragraph of Section 1502 and the last paragraph of Section 1503, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise. The Trustee's duties with respect to holders of Senior Indebtedness are limited to those specifically set forth in this Indenture, and no implied covenants or obligations shall be construed by any provision hereof.

SECTION 1512. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.



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

         Nothing in this Article Fifteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

SECTION 1513. APPLICABILITY TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Fifteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fifteen in addition to or in place of the Trustee; provided, however, that this Section 1513 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1514. DEFEASANCE OF THIS ARTICLE FIFTEEN.

         The subordination of the Securities provided by this Article Fifteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Twelve hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Fifteen.

SECTION 1515. SUBORDINATION PROVISIONS CONTROLLING.

         Notwithstanding anything to the contrary contained in this Indenture, to the extent that any provision in this Indenture (other than those contained in Section 101) conflicts with any provision contained in Article Fifteen (including the definitions of certain terms used in Article Fifteen) of this Indenture, the provisions contained in Article Fifteen of this Indenture shall govern and control.

SECTION 1516. ARTICLE FIFTEEN NOT TO PREVENT EVENTS OF DEFAULT.

         The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default under Section 501. Nothing contained in this Article Fifteen shall limit the right of the Trustee or the Holders of Securities of such series and the coupons, if any, appertaining thereto, to take any action to accelerate the maturity of the Securities pursuant to Section 502 or to pursue any rights or remedies hereunder; PROVIDED that all Senior Indebtedness then or thereafter due or declared to be due shall first be paid in full before such Holders or the Trustee are entitled to receive any payment from the Company of principal of, or interest on, the Securities.

SECTION 1517. TRUSTEE'S COMPENSATION NOT PREJUDICED.

         Nothing in this Article shall apply to amounts due to the Trustee pursuant to Section 606.



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

                                 ARTICLE SIXTEEN
                                   CONVERSION

SECTION 1601. CONVERSION PRIVILEGE

         It may be provided pursuant to Section 301 with respect to Registered Securities of any series that Holders have the option to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Common Stock during the time specified for conversion of such series pursuant to Section 301. Unless otherwise specified pursuant to Section 301, the number of shares of Common Stock issuable upon conversion of a Security will be determined by dividing the principal amount of the Security which is being converted by the conversion price specified for such Security pursuant to Section 301 (the "Conversion Price") in effect on the Conversion Date.

         Provisions of this Indenture that apply to the conversion of all of a Security pursuant to Section 301 also apply to conversion of a portion of such Security. A Holder of Securities which are convertible pursuant to Section 301 is not entitled to any rights of a holder of Common Stock until such Holder of Securities has converted such Securities into Common Stock, and only to the extent that such Securities are deemed to have been converted into Common Stock under this Article Sixteen or any other provisions applicable to such Securities pursuant to Section 301.

SECTION 1602. CONVERSION PROCEDURE

         Unless otherwise specified pursuant to Section 301, the following procedures will apply to the conversion of Securities which are made convertible pursuant to Section 301. To convert a Security, a Holder must satisfy the requirements to conversion applicable to such Security established pursuant to
Section 301. The date on which the Holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company will deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon conversion and a check for any fractional share determined pursuant to Section 1603. The Person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such Person's rights as a Holder with respect to the converted Security shall cease; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Common Stock upon such conversion as the stockholder of record of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person entitled to receive such shares of Common Stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the Conversion Date, as if the stock transfer books of the Company had not been closed.

         Except as described in this paragraph or in the second paragraph of
Section 308, no payment or adjustment will be made for accrued and unpaid interest on a converted Security or for dividends or distributions on shares of Common Stock issued upon conversion of a Security.



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

If any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date (such period being referred to as the "Post Regular Record Date Period"), then, notwithstanding such conversion, the interest payable on such Interest Payment Date shall be paid to the Holder of such Security on such Regular Record Date. Any Security surrendered for conversion during the Post Regular Record Date Period (except for a Security called for redemption on a Redemption Date during the such period) must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. Securities which have been called for redemption on a Redemption Date during the Post Regular Record Date Period and which are surrendered for conversion during such period are not required to be accompanied by such payment.

         If a Holder converts more than one Security at the same time, the number of whole shares of Common Stock issuable upon the conversion shall be based on the total principal amount of Securities converted.

         Upon surrender of a Security that is converted in part, the trustee shall authenticate and issue to the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

SECTION 1603. FRACTIONAL SHARES

         The Company will not issue fractional shares of Common Stock upon conversion of a Security. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Common Stock on the Trading Day prior to the Conversion Date.

SECTION 1604. TAXES ON CONVERSION

         The issuance of certificates for shares of Common Stock upon the conversion of a Security shall be made without charge to the converting Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder or Holders of the converted Securities; provided, however, that in the event that securities for shares of Common Stock are to be issued in a name other than the name of the Holder of the Security converted, such Security, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the Holder thereof or his duly authorized attorney; and provided further, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder of the converted Security, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.



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

SECTION 1605. COMPANY TO PROVIDE STOCK

         The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of Securities which are convertible into Common Stock pursuant to Section 301, a sufficient number of shares of Common Stock to permit the conversion of all of such outstanding Securities for shares of Common Stock.

         All shares of Common Stock which may be issued upon conversion of the Securities shall be duly authorized, validly issued, fully paid and nonassessable when so issued.

SECTION 1606. ADJUSTMENT OF CONVERSION PRICE

         Unless otherwise specified pursuant to Section 301, the Conversion Price applicable to each series of Securities which are convertible into Common Stock pursuant to Section 301 will be subject to adjustment from time to time as follows:

         (a) In case the Company shall (i) pay a dividend in shares of Common Stock to holders of Common Stock, (ii) make a distribution in shares of Common Stock to holders of Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

         (b) In case the Company shall issue rights or warrants to substantially all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the Current Market Price (as determined pursuant to subsection (d) below) of the Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.



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

         (c) In case the Company shall distribute to substantially all holders of Common Stock shares of any class of Capital Stock of the Company other than Common Stock, evidences of indebtedness or other assets (other than cash dividends or distributions out of current or retained earnings), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those securities referred to in subsection
(b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in subsection (d) below) of the Common stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value, and described in a Board Resolution) of the portion of the assets so distributed in respect of, or of such subscription rights or warrants applicable, to one share of Common Stock, and of which the denominator shall be such Current Market Price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in case the Company shall issue rights or warrants to subscribe for additional shares of the Company's Capital Stock (other than those referred to in subsection (b) above) ("Rights") to substantially all holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 1606, make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

         (d) The "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution through such last full Trading Day on which the distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

         (e) In any case in which this Section 1606 shall require that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the Holder of any Security converted after such record date the shares of



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

Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

SECTION 1607.  NO ADJUSTMENT

         No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this
Section 1607 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Sixteen shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-hundredth of a share (with .005 of a share being rounded upward), as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock.

SECTION 1608.  OTHER ADJUSTMENTS

         (a) Unless otherwise specified pursuant to Section 301, in the event that, as a result of an adjustment made pursuant to Section 1606 above, the Holder of any Security subject to conversion and thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article Sixteen.

         (b) Unless otherwise specified pursuant to Section 301, in the event that shares of Common Stock or the other securities are not delivered after the expiration of any of the rights or warrants referred to in Section 1606(b) and Section 1606(c) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

SECTION 1609.  ADJUSTMENTS FOR TAX PURPOSES

         Unless otherwise specified pursuant to Section 301, the Company may, at its option, make such reductions in the Conversion Price with respect to any series of Securities subject to conversion, in addition to those required by
Section 1606 above, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.



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

SECTION 1610. ADJUSTMENTS BY THE COMPANY

         Unless otherwise specified in Section 301, the Company from time to time may, to the extent permitted by law, reduce the Conversion Price with respect to any series of Securities subject to conversion by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such reduction in accordance with Section 1611, if the Board of Directors has made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive.

SECTION 1611. NOTICE OF ADJUSTMENT

         Whenever the Conversion Price with respect to any series of Securities subject to conversion is adjusted, the Company shall promptly mail to Holders of the Securities of such series at the addresses appearing on the Security Register a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

SECTION 1612. NOTICE OF CERTAIN TRANSACTIONS

         In the event that:

         (1) the Company takes any action which would require an adjustment in the Conversion Price;

         (2) the Company takes any action that would require a supplemental indenture pursuant to Section 1613; or

         (3) there is a dissolution or liquidation of the Company;

a Holder of a Security that is subject to conversion pursuant to Section 301 may wish to convert such Security into shares of Common Stock prior to the record date for or the effective date of the transaction so that such Holder may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Company shall mail to Holders of such Securities at the addresses appearing on the Security Register and to the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 1612.

SECTION 1613. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE

         If any of the following shall occur (and on the date of such occurrence there are Securities outstanding under this Indenture that are subject to conversion pursuant to Section 301), namely: (i) any reclassification or change of outstanding shares of Common Stock (other



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

than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee providing that the Holder of each Security then outstanding (which is subject to conversion pursuant to Section 301) shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article Sixteen. The foregoing, however, shall not in any way affect the right a Holder of a Security may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 1601, to receive Rights upon conversion of a Security. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities (which are subject to conversion pursuant to Section 301) as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 1613 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         In the event the Company shall execute a supplemental indenture pursuant to this Section 1613, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities (which are subject to conversion pursuant to Section 301) upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto.

SECTION 1614. TRUSTEE'S DISCLAIMER

         The Trustee has no duty to determine when an adjustment under this Article Sixteen should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1611. The Trustee makes no representation as to the validity or



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

value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article Sixteen.

The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to
Section 1613, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to
Section 1613.

                                ARTICLE SEVENTEEN
                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 1701. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1702. CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1701, to be held at such time and at such place in The City of New York or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided for in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board
Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1701, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York or [IN LONDON] for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

SECTION 1703. PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding



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

Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Person entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1704. QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that, if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1702(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for lack of a quorum the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series; provided however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of not less than such specified percentage in principal amount of the Outstanding Securities of such series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

         Notwithstanding the foregoing provisions of this Section 1704, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

         (i) there shall be no minimum quorum requirement for such meeting; and

         (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

SECTION 1705. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
MEETINGS.

         (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1702(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities of such series held or represented by him (determined as specified in the definition of "Outstanding" in Section 101); provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding.



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

The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 1706. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the Secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1702 and, if applicable, Section 1704. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.



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

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.


                                          SCI SYSTEMS, INC.



                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------


                                          ________________, As Trustee



                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------






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


                                   EXHIBIT A-1

                       FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY
                       OR TO OBTAIN INTEREST PAYABLE PRIOR
                              TO THE EXCHANGE DATE


                                   CERTIFICATE


                     [INSERT TITLE OR SUFFICIENT DESCRIPTION
                         OF SECURITIES TO BE DELIVERED]

         This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate the income of which is subject to United States federal income taxation regardless of its source, or any trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust ("United States person(s)"),
(ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in the United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise SCI Systems, Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certificate excepts and does not relate to [U.S.$] ____ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

         We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

         Dated: [TO BE DATED NO EARLIER THAN THE 15TH DAY PRIOR TO (I) THE EXCHANGE DATE OR (II) THE RELEVANT INTEREST PAYMENT DATE OCCURRING PRIOR TO THE EXCHANGE DATE, AS APPLICABLE]


                                          [NAME OF PERSON MAKING CERTIFICATION]


                                          --------------------------------------
                                          (AUTHORIZED SIGNATORY)


                                          Name:
                                              ----------------------------------
                                          Title:
                                              ----------------------------------

                                   EXHIBIT A-2


                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                                  AND CEDEL IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                 TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE


                                   CERTIFICATE


                     [INSERT TITLE OR SUFFICIENT DESCRIPTION
                         OF SECURITIES TO BE DELIVERED]

         This is to certify that based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S. $] _____ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate the income of which is subject to United States Federal income taxation regardless of its source, or any trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise SCI Systems, Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (ii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the states and District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary Global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member

Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in collection with certain tax legislation in the United States. If administrative or legal proceedings are commenced r threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

         Dated: [TO BE DATED NO EARLIER THAN THE EXCHANGE DATE OR THE RELEVANT INTEREST PAYMENT DATE OCCURRING PRIOR TO THE EXCHANGE DATE, AS APPLICABLE]


                                          [SIGNATURE]



                                          By:
                                              ----------------------------------
                                          Name:
                                              ----------------------------------
                                          Title:
                                              ----------------------------------